                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) March 19, 2001
                                                 --------------


                             WEBLINK WIRELESS, INC.
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             (Exact Name of Registrant as Specified in Its Chapter)


                                    DELAWARE
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                 (State of Other Jurisdiction of Incorporation)


         0-28196                                        75-2575229
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(Commission File Number)                     (IRS Employer Identification No.)


3333 Lee Parkway, Suite 100, Dallas, Texas                75219
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(Address of Principal Executive Offices)               (Zip Code)


                                  214-765-4000
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              (Registrant's Telephone Number, Including Area Code)




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ITEM 5.  OTHER EVENTS

         On March 16, 2001, WebLink Wireless, Inc. (the "Registrant") issued a press release, a copy of which is attached as Exhibit 99.1 and incorporated by reference herein.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.         Description
-----------         -----------
  99.1              Press Release dated March 16, 2001



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             WEBLINK WIRELESS, INC.



                                             By: /s/ Frederick G. Anderson
                                                 -------------------------------
                                             Name: Frederick G. Anderson
                                             Title: Vice President, General
                                                    Counsel and Secretary


Date: March 19, 2001


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                               INDEX TO EXHIBITS



EXHIBIT
NUMBER              DESCRIPTION
-----------         -----------
  99.1              Press Release dated March 16, 2001